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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement, File No. 333-16311.

                                            /s/ Arthur Andersen LLP

Seattle, Washington
March 25, 1998